UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42497	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ODYS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2025, the Board of Directors of Odysight.ai Inc. (the “Company”) approved the appointment of Mr. Jacob Avinu as the Company’s Senior VP – Head of U.S. Business Unit. Mr. Avinu, who has served as the Company’s Senior VP of Product Portfolio since November 2022, will begin his new position on August 1, 2025, subject to his obtaining necessary visa and work authorizations and relocating to the U.S. by such date. In connection with his appointment as Senior VP – Head of U.S. Business Unit, the Company entered into an employment agreement with Mr. Avinu on July 23, 2025 that provides for an annual base salary of $298,000. The employment agreement also provides that Mr. Avinu may be entitled to receive an annual special performance bonus of up to 30% of his base salary, subject to achievement of annual personal objectives and to Company performance, in each case subject to the sole discretion of the Company’s CEO and approval by the Board of Directors. Under the employment agreement, Mr. Avinu may also be eligible for a one-time special performance option grant, the amount to be determined by the CEO based on achievement of annual personal objectives and Company performance and subject to approval by the Board of Directors. The employment agreement further provides that Mr. Avinu is entitled to a one-time relocation allowance and one-time special salary payment, in addition to reimbursement of certain specific expenses related to his relocation to the U.S. In accordance with the terms of the employment agreement, Mr. Avinu will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of the Company. The employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Employment Agreement of Jacob Avinu entered into on July 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: July 29, 2025	By:	/s/ Yehu Ofer
	Name:	Yehu Ofer
	Title:	Chief Executive Officer

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